Exhibit 10.7
FIRST AMENDMENT TO LEASE AGREEMENT
This First Amendment to Lease Agreement (this “First Amendment”) is made and intended to be effective as of July 14, 2021 (the “Effective Date”), between HARBOR BAY NLA LLC, a Delaware limited liability company (together with any of its successors or assigns, hereinafter called the “Landlord”), and PENUMBRA, INC., a Delaware corporation (together with any of its respective successors or assigns permitted by the Existing Lease (as defined below), hereinafter called the “Tenant”).
RECITALS
A.Landlord (as successor-in-interest to SKS Harbor Bay Associates, LLC) and Tenant are parties to that certain Lease Agreement dated as of December 17, 2015 (the “Existing Lease”).
B.On July 14, 2021, Landlord tendered possession of the Must-Take Space comprised of the 1431 Harbor Bay Building, containing 69,510 square feet of rentable area to Tenant. Landlord and Tenant desire to amend the Existing Lease to reflect the addition of the 1431 Harbor Bay Building to the Premises, all pursuant to and subject to the terms and conditions more fully set forth herein. This First Amendment is being executed and delivered by Landlord and Tenant in accordance with Section 1.4(e) of the Existing Lease.
NOW, THEREFORE, in consideration of the recitals set forth above, the covenants and agreements contained herein, and other good and valuable consideration, the receipt, adequacy and total sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Recitals/Terms. All recitals to this First Amendment set forth above are hereby incorporated herein. All terms used but not otherwise defined herein shall have the meanings set forth for such terms in the Existing Lease.
2.Addition of 1431 Harbor Bay Building. Effective as of July 14, 2021 (the “Expansion Date”), the Premises will be deemed increased by the addition of the 1431 Harbor Bay Building, and the rentable area of the Premises will be deemed increased from 115,850 rentable square feet to 185,360 rentable square feet.
3.Base Rent for 1431 Harbor Bay Building and Premises. Effective as of the Expansion Date:

(a)The Base Rent payable for the 1431 Harbor Bay Building will be as follows:

Period		Approximate Monthly Base Rent Per Square Foot of Rentable Area	1431 Harbor Bay Premises Monthly Base Rent
7/14/2021	3/15/2022	$ 1.45	$ 100,719.99
3/16/2022	3/15/2023	$ 1.49	$ 103,778.43
3/16/2023	3/15/2024	$ 1.54	$ 106,836.87
3/16/2024	3/15/2025	$ 1.58	$ 110,034.33
3/16/2025	3/15/2026	$ 1.63	$ 113,370.81
3/16/2026	3/15/2027	$ 1.68	$ 116,776.80
3/16/2027	3/15/2028	$ 1.73	$ 120,252.30
3/16/2028	3/15/2029	$ 1.78	$ 123,866.82
3/16/2029	3/15/2030	$ 1.84	$ 127,620.36
3/16/2030	3/31/2031	$ 1.89	$ 131,443.41
(b)The Base Rent payable for the Premises, inclusive of the 1431 Harbor Bay Building, will be as follows:

Period		Approximate Monthly Base Rent Per Square Foot of Rentable Area	Total Premises Monthly Base Rent
7/14/2021	3/15/2022	$ 1.45	$ 268,597.36
3/16/2022	3/15/2023	$ 1.49	$ 276,692.12
3/16/2023	3/15/2024	$ 1.54	$ 284,937.97
3/16/2024	3/15/2025	$ 1.58	$ 293,478.47
3/16/2025	3/15/2026	$ 1.63	$ 302,318.27
3/16/2026	3/15/2027	$ 1.68	$ 311,392.69
3/16/2027	3/15/2028	$ 1.73	$ 320,706.67
3/16/2028	3/15/2029	$ 1.78	$ 330,334.82
3/16/2029	3/15/2030	$ 1.84	$ 340,282.40
3/16/2030	3/31/2031	$ 1.89	$ 350,485.30

4.Tenant’s Building Percentage and Tenant’s Common Area Building Percentage. Effective as of the Expansion Date:
(a)Tenant’s Building Percentage with respect to the 1431 Harbor Bay Building is 100% (i.e., 69,510/69,510); and
(b)Tenant’s Common Area Building Percentage is 86.66% (i.e., 185,360/213,882).
5.Maximum Parking Allocation. Effective as of the Expansion Date, Tenant’s Maximum is 612 spaces.

6.Tenant Improvement Allowance. Tenant is entitled to a Tenant Improvement Allowance in the amount of $31.25 per rentable square foot of the 1431 Harbor Bay Building (i.e., $2,172,187.50) pursuant to Section 2.1 of the Tenant Work Letter.
7.Confirmation. Except as expressly modified by the terms and provisions of this First Amendment, all of the terms and provisions of the Existing Lease are unchanged and continue in full force and effect and all rights, remedies, liabilities and obligations evidenced by the Existing Lease are hereby acknowledged by Tenant to be valid and subsisting and to be continued in full force and effect. The Existing Lease, as modified and amended hereby, is hereby ratified and confirmed by Landlord and Tenant, and every provision, covenant, condition, obligation, right, term and power contained in and under the Existing Lease, as modified and amended hereby, shall continue in full force and effect. All references to the Lease in the Existing Lease shall mean the Existing Lease as modified and amended by this First Amendment. Tenant represents and warrants to Landlord that, as of the date hereof: (i) Tenant is not in default under the Existing Lease, (ii) Tenant has no knowledge of a right or claim of set off, discount, deduction, defense or counterclaim or any claim that could be asserted in any action brought to enforce the Existing Lease or otherwise asserted against Landlord in connection with the Existing Lease, and (iii) there is no default by Landlord under the Existing Lease through and as of the date of this First Amendment; the foregoing representations in clauses (ii) and (iii) notwithstanding, Landlord acknowledges that Tenant has not yet exercised the audit right set forth in Section 5.4 of the Existing Lease and reserves the right to make claims based on such exercise if Tenant does exercise such audit rights.
8.Costs and Expenses. Landlord shall be responsible for and shall pay all costs and expenses incurred by Landlord in connection with the preparation, negotiation, execution and delivery of this First Amendment and any necessary amendment to the Memorandum of Lease, including the legal fees and expenses of Landlord. Tenant shall be responsible and shall pay for all costs and expenses incurred by Tenant in connection with the preparation, negotiation, execution and delivery of this First Amendment and any necessary amendment to the Memorandum of Lease, including the legal fees and expenses of Tenant.
9.Representations and Warranties. Tenant hereby reaffirms in their entirety all of the representations and warranties set forth in the Existing Lease and this First Amendment, as of the Effective Date, except for any such representations or warranties that were made as of a specific date.
10.No Other Modifications. Landlord and Tenant hereby acknowledge and agree that the Existing Lease has not been modified, amended, canceled, terminated, released, superseded or otherwise rendered of no force or effect except as described herein.
11.Parties Bound. This First Amendment shall be binding upon the parties hereto and their respective permitted successors and assigns.
12.Counterparts. This First Amendment may be executed in counterparts, each of which shall be an original but all of which together shall constitute one agreement, binding on all of the parties hereto notwithstanding that all of the parties hereto are not signatories to the same counterpart. For purposes of this First Amendment, each of the parties hereto agrees that a facsimile copy of the signature of the person executing this First Amendment on either party’s behalf shall be effective as an original signature and legally binding and effective as an execution counterpart hereof. Each of the undersigned parties authorizes the assembly of one or more original copies of this First Amendment through the combination of the several executed counterpart signature pages with one or more bodies of this First Amendment including the Exhibits, if any, to this First Amendment, such that this First Amendment shall consist of the body of this First Amendment, counterpart signature pages which collectively will contain the signatures of the undersigned parties hereto, and the Exhibits, if any, to this First Amendment. Each such compilation of this First Amendment shall constitute one original of this First Amendment.
13.Signor’s Warranty. Each individual executing and delivering this First Amendment on behalf of the party hereby warrants and represents to the other party solely in his or her capacity as an officer of the applicable signatory that he or she has been duly authorized and has the power to make such execution and delivery.
14.Captions. Article, Section and/or paragraph headings used herein are for convenience of reference only and shall not affect the construction of any provision hereof.
(This space is intentionally left blank; signature page follows)

IN WITNESS WHEREOF the parties have executed this First Amendment as of the date and year set forth above.

LANDLORD:

WITNESS:	HARBOR BAY NLA LLC, a Delaware limited liability company
/s/ Nicholas Andreano
Name: Nicholas Andreano	By: /s/ Mathew Ballinger
Name: Mathew Ballinger
/s/ Bobby Parillo	Title: SVP
Name: Bobby Parillo

TENANT:

WITNESS:	PENUMBRA, INC., a Delaware corporation
/s/ Jee Hamlyn-Harris
Name: Jee Hamlyn-Harris	By: /s/ Lynn Rothman
Name Lynn Rothman
Title: Chief Business Officer
Name:

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IN WITNESS WHEREOF the parties have executed this First Amendment as of the date and year set forth above.

LANDLORD:

WITNESS:	HARBOR BAY NLA LLC, a Delaware limited liability company

Name:	By:
Name:
Title:
Name:

TENANT:

WITNESS:	PENUMBRA, INC., a Delaware corporation
/s/ Laël Shaver
Name: Laël Shaver	By: /s/ Adam Elsesser
Name Adam Elsesser
/s/ Jee Hamlyn-Harris	Title: Chief Executive Officer
Name: J. Hamlyn-Harris

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